SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) June 14, 1999





                  ASSOCIATES FIRST CAPITAL CORPORATION
          (Exact name of registrant as specified in its charter)




            DELAWARE                              06-0876639
   (State or other jurisdiction                (I.R.S. Employer
     of incorporation)                       Identification Number)

                                  2-44197
                           (Commission File Number)


250 E. Carpenter Freeway, Irving, Texas                      75062-2729
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

      On June 14, 1999, Associates First Capital Corporation (the "Registrant") announced it has reached an agreement to sell Balboa Life and Casualty Insurance group ("Balboa") to Countrywide Credit Industries, Inc. The sale price was $425 million and the transaction is subject to regulatory approval. The Associates acquired Balboa when it purchased Avco Financial Services earlier this year.

      A copy of the news release dated June 14, 1999 issued by the Registrant is attached as Exhibit 20 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.



     20 - News Release by Associates First Capital Corporation dated June 14, 1999




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ASSOCIATES FIRST CAPITAL CORPORATION




                             By: /s/ Frederic C.  Liskow
                                  -------------------
                                  Frederic C.  Liskow
                                  Assistant Secretary

Date: June 14, 1999